Quarterly Financial Data (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2018
Quarterly Financial Data [Abstract]
Summary of Quarterly Financial Data

The following financial information reflects all normal recurring adjustments, which are, in our opinion, necessary for a fair statement of the results of the interim periods. Summarized quarterly data for 2018 and 2017 are as follows (in thousands, except per share data):

	For the Quarters Ended
	March 31	June 30	September 30	December 31
2018:
Operating expenses	$10,220	$9,960	$6,677	$5,963
Net loss	(10,667)	(10,412)	(7,114)	(6,322)
Basic and diluted net loss per share	$(5.01)	$(4.88)	$(3.33)	(2.92)

2017:
Operating expenses	$13,211	$11,907	$10,827	$11,200
Net loss	(13,405)	(12,138)	(11,190)	(11,474)
Basic and diluted net loss per share	$(7.90)	$(7.13)	$(6.06)	(5.39)